M A R K E T W I S E , I N C . ( N A S D A Q : M K T W ) Investor Presentation | March 2026

IMPORTANT INFORMATION: This presentation is for informational purposes. These materials are subject to change or amendment from time to time without notice and Marketwise is not under any obligation to keep you advised of such changes. The materials are not intended as an offer or solicitation with respect to any securities of Marketwise. Cautionary Statement Regarding Forward-Looking Statements: This presentation contains forward-looking statements about MarketWise’s financial position, business strategy, and objectives for future operations. These forward-looking statements are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on current expectations and assumptions. But the future is uncertain. Factors beyond our control could cause our results to differ from our expectations. We detail these risks and uncertainties in the “Risk Factors” section of our quarterly (10-Q) and annual (10-K) reports. You should consider these risks before investing. Non-GAAP Financial Measures: This presentation uses several financial measures that are not recognized as Generally Accepted Accounting Principles (GAAP), including Adjusted CFFO, Free Cash Flow, Adjusted Free Cash Flow, Adjusted CFFO Conversion, and Adjusted Free Cash Flow Margin. The Company defines Adjusted CFFO as net cash provided by operating activities plus profits distributions to Class B unitholders included in stock-based compensation, plus or minus any non-recurring items. The company defines Free Cash Flow as net cash provided by operating activities less capital expenditures. We define capital expenditures as purchases of property and equipment plus capitalized software development costs. The Company defines Adjusted Free Cash Flow as Adjusted CFFO minus capital expenditures. The Company defines Adjusted CFFO Conversion as Adjusted Free Cash Flow divided by Adjusted CFFO. The Company defines Adjusted Free Cash Flow Margin as Adjusted Free Cash Flow divided by Billings (i.e., amounts invoiced to customers). These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. MarketWise uses these non-GAAP measures to evaluate ongoing operations and to forecast future performance. This non-GAAP financial information is presented for supplemental informational purposes only and is not a substitute for GAAP measures. However, we believe that when taken together with traditional GAAP metrics these non-GAAP figures give investors a more complete picture of our business. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. We reconcile these non-GAAP figures with the corresponding GAAP measures in the appendix to this presentation. For more information regarding the calculation of such non-GAAP financial measures and other relevant information, see the slide entitled “Non-GAAP Reconciliation - CFFO & Free Cash Flow” and the section “—Non-GAAP Financial Measures” in our form 10-K for the fiscal yea ended December 31, 2025.

CONTENTS 01 About MarketWise 03 FY 2025 Financial Performance 04 Operational Metrics 05 Balance Sheet, Capital Structure, & Capital Allocation 06 FY 2026 Strategic Priorities 07 FY 2026 Financial Targets 02 FY 2025 Executive Summary

About MarketWise Background | Investment Thesis | Content | Brands

ABOUT MARKETWISE • Founded in 1999 with a mission to level the playing field for self-directed investors. • Leading multi-brand subscription services platform providing premium financial research, software, education, and tools for investors. • Serves a community of millions of free and paid subscribers. • Products are a trusted source for high-value financial research, education, actionable investment ideas, and investment software. • Vision: to become the leading financial solutions platform for self-directed investors.

MARKETWISE INVESTMENT THESIS 1. Includes active free (free subscribers with whom we’ve engaged over the past quarter) and Paid Subscribers 2. Billings represents amounts invoiced to customers 3. CFFO = net cash provided by operating activities . 4. Represents TTM Dividends Paid and Declared (Q1’25 through Q4’25) of $1.90 divided by share price of $15.02 (as of 12/31/25) or 12.6% 1. Massive Market Opportunity…. Large and growing market with secular tailwinds. 2. Robust Ecosystem… Over 2 million subscribers and 100+ research and software products. 3. Asset-lite Business Model… Strong recurring revenue stream and minimal CAPEX. 4. Meaningful Scale… FY2025 Billings2 of $271M and CFFO3 of $46M. 5. Strong Balance Sheet… $70 million of cash as of Dec. 31, 2025, with no debt. 6. Attractive Capital Allocation…Dividend yield of ~13%4 and $50M buyback program in place. 7. M&A Optionality… Potential for opportunistic M&A in a fragmented market. 8. Compelling Valuation… Shares trading at ~5x FCF. A Significant discount to peers.

PREMIUM SUBSCRIPTION CONTENT, SOFTWARE & TOOLS SOFTWARE & TOOLSACTIONABLE IDEAS

OUR CUSTOMER-FACING BRANDS

Diverse, Actionable & Affordable Content

FY 2025 Executive Summary

FY 2025 EXECUTIVE SUMMARY Growth + Margin Expansion + Dividend Yield translates to compelling total return profile FY BILLINGS $271M +13% vs. FY 2024 FY CFFO $46M +$68M vs. FY 2024 Q4 BILLINGS YoY +42% Strongest Growth Quarter DIVIDENDS/SHARE $1.90 13% Cash Yield • Billings of $271M exceeded Guidance of $250M; Q4 billings of ~$79M up 42% YoY • CFFO of $46M beat Guidance of $30M, a $68M improvement versus FY 2024 usage of ($22M) • Cash position grew $20M in Q4 to $70M, and no debt • Returned $1.90/share in dividends in FY 2025, representing a 13% cash yield to Class A shareholders

FY 2025 Financial Performance Highlights | Billings & Revenue | Profitability & Cash Flow | Quarterly Financials

FY 2025 KEY HIGHLIGHTS • Stabilized subscriber base in 2H following the discontinuation of the Legacy Research brands in 2024. • Strongest year of Billings Growth since IPO in 2021 (+13%). • Significant cash generation: $68M improvement from FY 2024 to FY 2025. • Initiated $50M share repurchase program for opportunistic buybacks. • Dividends paid to Class A shareholders of $1.90 per share.

BILLINGS and GAAP NET REVENUE TRENDS GAAP NET REVENUE BY QUARTER Q1 2025 $84M Q2 2025 $80M Q3 2025 $81M Q4 2025 $83M FY 2025 $328M • Note: Net Revenue represents the amortization of Billings over up to 5 years. GAAP revenue is higher than Billings due to the amortization of cash sales from the higher cash sales periods of 2021-2023. 61 53 47 56 71 58 64 79 0 10 20 30 40 50 60 70 80 90 Q1 Q2 Q3 Q4 Quarterly Cash Billings ($M), ex Legacy FY 2024 Billings ($M) FY 2025 Billings ($M)

RELATIONSHIP BETWEEN BILLINGS AND GAAP NET REVENUE S T R A T E G I C C O N T E X T • Billings (cash received by customers) is a leading indicator. • Billings tend to lead GAAP revenue recognition by 12-24 months, on average. • The Billings recovery in FY2025 (+13%) and Q4 2025 (+42% YoY to $78.9M) are strong leading indicators. • As such, Net Revenue expected to stabilize in FY 2026 and return to growth in FY 2027.

PROFITABILITY & CASH FLOW 17 15 18 14 0 5 10 15 20 25 30 Q1 Q2 Q3 Q4 Quarterly Net Income ($M) 2 18 2 24 0 5 10 15 20 25 30 Q1 Q2 Q3 Q4 Quarterly CFFO ($M) FY 2025 NET INCOME ~$64M vs. $93M in FY 2024 FY 2025 CFFO $46M +$68M improvement YoY CFFO MARGIN ~17% Adj. operating margin

QUARTERLY FINANCIAL SUMMARY ($M) Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 GAAP Net Revenue $83.5 $80.0 $81.3 $83.3 $328.1 Billings/Net Sales $70.5 $58.2 $63.7 $78.9 $271.2 GAAP Net Income $16.8 $15.3 $17.9 $14.0 $64.0 CFFO $1.7 $17.8 $2.2 $24.2 $46.0 Billings YoY Growth (ex. Legacy) +15% +10% +36% +42% +25% Paid Subscribers (K) 473 394 379 374 374 Cash & Equivalents $79.2 $69.1 $50.5 $70.1 $70.1

2025 Operational Metrics Subscribers| Composition | ARPU & Revenue Quality | Net Revenue Retention

SUBSCRIBER METRICS 506 473 394 379 374 0 100 200 300 400 500 600 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Paid Subscriber Trajectory (K) S T R A T E G I C C O N T E X T • Subscriber decline is primarily due to discontinued Legacy Research Brands in 2024. • Introduction of higher price points has impacted volumes. • Higher prices are leading to higher ARPUs and LTVs. • Subscriber count stabilized in 2H 2025.

SUBSCRIBER COMPOSITION S T R A T E G I C C O N T E X T • While the paid subscriber count has declined, mix has improved. • ~ 65% of customers have cumulative spend higher than $500. • ARPU increasing as low-value subscribers churn.

SUBSCRIBER MIX & ARPU TRENDS Mix shift to higher-value subscribers driving ARPU and revenue quality improvements 1. LHS - plotted on left hand side vertical axis; RHS – plotted on right hand side vertical axis

Net Revenue Retention 96% 85% 85% 113% 96% 51% 69% 53% 91% 0% 20% 40% 60% 80% 100% 120% 2017 2018 2019 2020 2021 2022 2023 2024 2025 Net Revenue Retention % K e y T a k e a w a y s Note: Net Revenue Retention calculated as total Billings in current year from Subscribers existing at beginning of year divided by total Billings from all Subscribers in the prior year (i.e. Billings in 2025 from Subscribers on our list at 1/1/25 was $218M divided by 2024 Billings of $239 for a rate of ~91%) • 2025 NRR% of 91% represents a return to pre-covid rates • Indicates that current subscriber base is “sticky” and making multiple purchases over their lifetime • NRR declined in 2022-2024 as high volume COVID front-end sales in 2020/2021 did not convert strongly in the challenging years that followed

Compelling Monetization of Customer Cohorts • 2025 NRR% of 91% represents a return to pre-covid rates • Indicates that current subscriber base is “sticky” and making multiple purchases over their lifetime • NRR declined in 2022-2024 due to declines from the covid peak and internal restructurings 1. “Sticky” customer base contributes meaningful recurring revenues several years post acquisition. 2. Revenue retention of 91%, coupled with the acquisition of higher-value customers ($50m from new customers), supported a return to growth in FY 2025. 3. Organic growth + strong revenue retention positions the Company well for continued growth in FY 2026.

Balance Sheet, Capital Structure, & Capital Allocati0n

BALANCE SHEET & LIQUIDITY

As of December 31, 2025

CASH & EQUIVALENTS

$70.1M

+$20M in Q4

TOTAL DEBT

$0

Debt-free balance sheet

FY 2026 ESTIMATED TAX DISTRIBUTIONS

~$35M

FY 2027 estimates are in the $30M range, subject to a variety of factors

TOTAL ASSETS

$219M

GAAP Consolidated

CASH FLOW BRIDGE (FY 2025)

Beginning Cash (Jan 1)	**$97.2M**
(+) Cash from Operations	$46.0M
(-) Partnership Tax Dist.	($49.8M)
(-) Dividends Paid	($15.7M)
(+/-) Share Buybacks and Other	($7.6M)
Ending Cash (Dec 31)	**$70.1M**

Similar to the timing of tax distribution payments in FY 2025, we expect FY 2026 tax distributions to be higher in the first half of the year and lower in the second half. As such, due to the timing of tax distribution payments and the higher working capital needs in the first quarter of each year, we expect overall cash balances to decline in the first half of 2026 before increasing in the second half of 2026.

Capital Structure As of December 31, 2025 1. Note that Class B shares are not publicly traded. Class A share price is used as a proxy to arrive at Market Capitalization

CAPITAL ALLOCATION & SHAREHOLDER RETURNS D I V I D E N D S $1.80/share FY 2026 dividend target of $1.80 per Class A Share B U Y B A C K S $50M Program Share repurchase program initiated in early 2025 for opportunistic buybacks when we believe share price is below intrinsic value. I N V E S T M E N T Organic Growth and M&A Investing in content quality, marketing effectiveness, and product portfolio to drive sustainable billings growth.

CAPITAL ALLOCATION- DIVIDEND HISTORY1 2 1. All dividends prior to our 1-for-20 reverse stock split in April 2025 have been adjusted for said split 2. Not reflected in Q1’24 was a one-time Special Dividend of $3/share FY 2026 Dividend Target of $1.80 per Class A Share. Special Dividends result from Tax Distribution mechanics and are expected to continue.

2026 Strategic Priorities Subscriber Growth | Billings Growth | Margin Expansion

1. SUBSCRIBER GROWTH STRATEGY

Stabilize and grow the paid subscriber file while maintaining ARPU improvements.

ACQUISITION

- Increase marketing spend with improved efficiency
- Expand digital acquisition channels and paid media
- Launch new entry-level products to widen the top of funnel

RETENTION

- Improve renewal rates through enhanced engagement
- Deploy data-driven retention campaigns for at-risk subscribers
- Optimize pricing tiers to balance ARPU with retention

CONVERSION

- Accelerate free-to-paid conversion through improved onboarding
- Implement predictive analytics for upsell targeting
- Cross-sell between brands

2. BILLINGS GROWTH 239 271 300 0 50 100 150 200 250 300 350 FY 2024 FY 2025 FY 2026 Target Annual Billings Progression ($M) G R O W T H D R I V E R S • Paid Subscriber stabilization and gradual growth • Improved renewal rates from higher-quality subscribers • New product launches targeting adjacent market segments • Cross-brand and cross-sell revenue synergies between brands • Q4 2025 Billings ($79M) validates run-rate potential FY 2026 Target: $300M (+11% from FY 2025; +44% from annualized 2H 2024)

3. CFFO GROWTH


Cash Flow from Operations ($M)
70
60
50
40
30
20
10
0
-10
-20
-30
62
-22
46
50
FY 2023
FY 2024
FY 2025
FY 2026T

MARGIN EXPANSION LEVERS

Operating Leverage
Revenue growth on largely fixed cost base; content and editorial costs scale efficiently

Marketing Efficiency
Improved CAC with data-driven targeting; higher conversion rates reduce cost per acquisition

ARPU Expansion
Price increases and product mix shift drive higher BIllings per subscriber

Cost Rationalization
Post-Legacy wind-down savings; platform consolidation reduces overhead

Based on the nature of our business, CFFO fluctuates from quarter to quarter. Specifically, Q2 and Q4 tend to have higher CFFO while Q1 and Q3 tend to have lower CFFO. The amount of CFFO in any given quarter is impacted by the timing of product launches, marketing campaigns, and discrete working capital items. Note- CFFO in FY 2024 was impacted by the discontinuation of the Legacy Research brands.

FY 2026 Financial Targets

2026 FINANCIAL TARGETS

BILLINGS	CFFO	FY 2026 DIVIDEND TARGET
~$300M	~$50M	$1.80
+11% YoY	16% Cashflow Margin	Per Class A share
	Billings growth + Margin = 27%	Sustainable yield

KEY ASSUMPTIONS & DEPENDENCIES

- Paid subscriber file stabilizes, strong revenue retention, with improved quality mix
- ARPU growth through pricing actions and product upgrades
- Marketing spend optimization and cross selling delivers improved unit economics
- Continued focus on efficiency initiatives and margin expansion

M A R K E T W I S E Appendix CONFIDENTIAL | February 2026

Historical Billings & Share Price Relationship

Non-GAAP Reconciliation – CFFO & Free Cash Flow 371.Expense or 2023 represents separation pay for four members of our executive team including our CEO. 1. Expense or 2023 represents separation pay for four members of our executive team including our CEO. ($ in 000's) 2023 2024 2025 Q4'24 Q4'25 Net Cash Provided/(Used) by Operating Activities 62,428 (22,150) 45,958 5,985 24,214 Plus: Non-Recurring Expenses 1 3,940 - - - - Adj. CFFO (Adjusted Cash Flow from Operations) 66,368 (22,150) 45,958 5,985 24,214 Capital Expenditures (1,727) (681) (1,567) 107 (529) Adj. Free Cash Flow 64,641 (22,831) 44,391 6,092 23,685 Billings 382,411 239,083 271,195 55,355 78,854 Adj. CFFO Margin (Adj. CFFO/Billings) 17.4% -9.3% 16.9% 10.8% 30.7% Adj. Free Cash Flow Margin (Adj. Free Cash Flow/Billings) 16.9% -9.5% 16.4% 11.0% 30.0% Adj. CFFO Conversion (Adj. Free Cash Flow/Adjusted CFFO) 97.4% N/M 96.6% N/M 97.8%

Income Statement (Q4’25)1 38 1.Quarterly results are unaudited 1. Quarterly results are unaudited ($ in 000's) Q4'24 Q4'25 % Variance Total Revenue 97,478 83,394 -14% Operating Expenses Cost of Revenue 11,014 10,851 -1% Sales and Marketing 34,044 34,104 0% General and Administrative 19,916 22,440 13% Research and Development 2,974 2,186 -26% Depreciation and Amortization 756 504 -33% Impairment of Intangible Assets 4,445 - N/M Related Party Expenses 132 124 -6% Total Operating Expenses 73,281 70,209 -4% Income (Loss) from Operations 24,197 13,185 -46% Other Income (Expense), net 1,875 61 -97% Interest Income (Expense), net 1,104 568 -49% Net Income (Loss) Before Income Taxes 27,176 13,814 -49% Income Tax Expense/(Benefit) 766 (161) N/M Net Income (Loss) 26,410 13,975 -47% Q4'24 Q4'25 Total Revenue 100% 100% Operating Expenses Cost of Revenue 11% 13% Sales and Marketing 35% 41% General and Administrative 20% 27% Research and Development 3% 3% Depreciation and Amortization 1% 1% Impairment of Intangible Assets 5% 0% Related Party Expenses 0% 0% Total Operating Expenses 75% 84% Income (Loss) from Operations 25% 16% Other Income (Expense), net 2% 0% Interest Income (Expense), net 1% 1% Net Income (Loss) Before Income Taxes 28% 17% Income Tax Expense 1% 0% Net Income (Loss) 27% 17%

Income Statement (2025) 39 ($ in 000's) 2024 2025 % Variance Total Revenue 408,701 328,122 -20% Operating Expenses Cost of Revenue 50,663 44,335 -12% Sales and Marketing 160,707 130,954 -19% General and Administrative 90,712 78,293 -14% Research and Development 9,908 8,814 -11% Depreciation and Amortization 2,753 2,186 -21% Impairment of Intangible Assets 4,445 380 -91% Related Party Expenses 525 564 7% Total Operating Expenses 319,713 265,526 -17% Income (Loss) from Operations 88,988 62,596 -30% Other Income (Expense), net 2,085 1,040 -50% Interest Income (Expense), net 5,288 2,963 -44% Net Income (Loss) Before Income Taxes 96,361 66,599 -31% Income Tax Expense 3,253 2,558 -21% Net Income (Loss) 93,108 64,041 -31% 2024 2025 Total Revenue 100% 100% Operating Expenses Cost of Revenue 12% 14% Sales and Marketing 39% 40% General and Administrative 22% 24% Research and Development 2% 3% Depreciation and Amortization 1% 1% Impairment of Intangible Assets 1% 0% Related Party Expenses 0% 0% Total Operating Expenses 78% 81% Income (Loss) from Operations 22% 19% Other Income (Expense), net 1% 0% Interest Income (Expense), net 1% 1% Net Income (Loss) Before Income Taxes 24% 20% Income Tax Expense 1% 1% Net Income (Loss) 23% 20%

Balance Sheet (as of December 31, 2025) 40 ($ in 000's) Dec 31, 2024 Dec 31, 2025 ($ in 000's) Dec 31, 2024 Dec 31, 2025 Assets Liabilities and Stockholders' Deficit Current Assets Current Liabilities Cash and Cash Equivalents 97,876 70,140 Trade and Other Payables 4,011 3,868 Accounts Receivable 1,876 5,722 Related Party Payables 338 509 Prepaid Expenses 10,051 10,799 Accrued Expenses 23,272 33,221 Related Party Receivables 547 838 Deferred Revenue and Other Contract Liabilities 217,973 183,798 Deferred Contract Acquisition Costs 57,214 43,388 Operating Lease Liabilities 1,629 908 Other Current Assets 1,269 814 Other Current Liabilities 12,985 11,900 Total Current Assets 168,833 131,701 Total Current Liabilities 260,208 234,204 Property and Equipment, Net 592 453 Deferred Revenue and Other Contract Liabilities, Noncurrent 209,013 185,754 Opearting Lease Right-of-Use Assets 3,182 6,684 Related Party Tax Receivable Agreement Liability, Noncurrent 2,669 4,260 Intangible Assets, Net 4,673 3,813 Other Liabilities, Noncurrent 2,811 2,611 Goodwill 30,043 30,043 Operating Lease Liabilities, Noncurrent 2,738 5,175 Deferred Contract Acquisition Costs, Noncurrent 42,121 34,678 Total Liabilities 477,439 432,004 Deferred Tax Assets 10,071 11,007 Stockholders' Deficit Total Assets 259,515 218,379 Common Stock - Class B 1 1 Additional Paid-In Capital 106,691 101,945 Accumulated Other Comprehensive Income 56 36 Accumulated Deficit (119,284) (113,664) Total Stockholders' Deficit Attributable to MarketWise, Inc. (12,536) (11,682) Noncontrolling Interest (205,388) (201,943) Total Stockholders' Deficit (217,924) (213,625) Total Liabilities and Stockholders' Deficit 259,515 218,379